UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 _____________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2015 (November 9, 2015)

TWINLAB CONSOLIDATED HOLDINGS, INC.

 (Exact name of registrant as specified in its charter)

Nevada	000-55181	46-3951742
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

632 Broadway, Suite 201, New York, NY	10012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 651-8500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)	As previously reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by Twinlab Consolidated Holdings, Inc. (the “Company”) on August 24, 2015, effective September 3, 2015, Mark R. Jaggi, the Executive Vice President, Chief Financial Officer and Treasurer of the Company resigned from such positions. On November 9, 2015, the Board of Directors of the Company appointed Thomas A. Tolworthy, the President and Chief Executive Officer of the Company, as the Company’s Chief Financial Officer on an interim basis to serve until the Company has hired and appointed a permanent Chief Financial Officer. Mr. Tolworthy will not receive additional compensation from the Company for such service as Chief Financial Officer.

The information required by clause (2) of this Item 5.02 (c) is hereby incorporated by reference from the Company’s Annual Report on Form 10-K filed with the SEC on March 31, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2015	TWINLAB CONSOLIDATED HOLDINGS, INC.

	By:	/s/ Thomas A. Tolworthy
Thomas A. Tolworthy
President and Chief Executive Officer